Exhibit 10.3
THIRD AMENDMENT TO EMPLOYMENT AGREEMENT
This THIRD AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into effective as of August 5, 2021, by and between Zogenix, Inc. (the “Company”) and Ashish Sagrolikar (“Executive”).
RECITALS
WHEREAS, Executive and the Company previously entered into that certain Employment Agreement effective July 2, 2018, as amended by that certain Amendment to Employment Agreement effective December 19, 2019 and that certain Amendment to Employment Agreement effective January 1, 2021 (collectively, the “Agreement”), pursuant to which Executive currently is employed by the Company; and
WHEREAS, the Company and Executive wish to enter into this Amendment to modify certain terms of the Agreement.
NOW, THEREFORE, in consideration of the mutual promises and covenants and the respective undertakings of the Company and Executive set forth below, the Company and Executive agree as follows:
AGREEMENT
1.Amendment to Section 2(h)(i). The first sentence of Section 1(a) of the Agreement is hereby amended to read as follows:

    Effective August 5, 2021, Executive shall serve as Executive Vice President and Chief Operating Officer.

2.Amendment to Section 2(a). The first sentence of Section 2(a) of the Agreement is hereby amended to read as follows:

    Effective August 5, 2021, the Company shall pay to Executive a base salary of $490,000.00 per year, payable in accordance with the Company’s usual pay practices (and in any event no less frequently than monthly).

3.Amendment to Section 2(b). The second sentence of Section 2(b) of the Agreement is hereby amended to read as follows:

    Commencing in 2021, Executive’s target bonus under the Company’s annual bonus plan shall be fifty percent (50%) of Executive’s base salary.

4.Governing Law; Status of Agreement. This Amendment is to be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed wholly within such State, and without regard to the conflicts of laws principles thereof. Except to the limited extent expressly amended hereby, the Agreement and its terms and

|US-DOCS\125640678.1||

conditions remain in full force and effect and unchanged by this Amendment. Capitalized terms used herein but not defined herein shall have the meanings ascribed such terms in the Agreement.

4.Duplicate Counterparts; Facsimile. This Amendment may be executed in duplicate counterparts, each of which shall be deemed an original; provided, however, such counterparts shall together constitute only one agreement. Facsimile signatures or signatures sent via electronic mail shall be as effective as original signatures.
(Signature Page Follows)

|US-DOCS\125640678.1||

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date(s) set forth below.

ZOGENIX, INC.

Dated:	May 3, 2021	By:	/s/Stephen J. Farr, Ph.D.
		Name:	Stephen J. Farr, Ph.D.
		Title:	Chief Executive Officer

EXECUTIVE

Dated:	April 21, 2021	/s/ Ashish Sagrolikar
Ashish Sagrolikar
3

|US-DOCS\125640678.1||